UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2014

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Annual Incentive Awards

On February 12, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of MDU Resources Group, Inc. (the “Company”) established 2014 annual incentive award opportunities for the executive officers including those officers who were the named executive officers in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders, and those who will be named executive officers in the proxy statement for the 2014 Annual Meeting of Stockholders (the “NEOs”). The Board approved the award opportunities at its meeting on February 13, 2014. The 2014 annual incentive award opportunities for the NEOs are set forth in the 2014 Annual Incentive Award Opportunity Chart, which is filed as Exhibit 10.1 and incorporated herein by reference.

The 2014 awards for David L. Goodin, President and Chief Executive Officer of the Company, J. Kent Wells, Vice Chairman of the Company and President and Chief Executive Officer of the exploration and production segment, and Jeffrey S. Thiede, President and Chief Executive Officer of the construction services segment, were made pursuant to the Long-Term Performance-Based Incentive Plan (the “LTIP”). The form of Annual Incentive Award Agreement under the LTIP is filed as Exhibit 10.2 hereto. The 2014 awards for Doran N. Schwartz, Vice President and Chief Financial Officer of the Company, Steven L. Bietz, President and Chief Executive Officer of the pipeline and energy services segment, and Paul K. Sandness, General Counsel and Secretary of the Company, were made pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan (the “EICP”). Terry D. Hildestad, the Company’s former President and Chief Executive Officer, and William E. Schneider, the Company’s former Executive Vice President - Bakken Development, received no awards because of their respective retirements on January 3, 2013 and June 18, 2013.

Except as the Committee may otherwise determine, in order to be eligible to receive an annual incentive award payment under the LTIP, participants must remain employed by the Company through December 31, 2014. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made and whether to adjust awards downward based upon individual performance. Unless otherwise determined and established in writing by the Committee within 90 days of the beginning of the performance period, no adjustment shall be made to the performance goals if the adjustment would increase the annual incentive award payment. The Committee may use negative discretion and adjust any annual incentive award payment downward, using any subjective or objective measures as it shall determine. The application of any reduction, and the methodology used in determining any such reduction, is in the sole discretion of the Committee.

With respect to annual incentive awards granted pursuant to the EICP, participants who retire during the year at age 65 pursuant to their employer’s bylaws remain eligible to receive an award. Subject to the Committee’s discretion, participants who terminate employment for other reasons are not eligible for an award, except that a prorated award may be paid to participants who transfer between their employer at the time the award is granted and MDU Resources Group, Inc. or any of its business segments, divisions or subsidiaries. The Committee has full discretion to determine the extent to which performance measures have been achieved, the payment level and whether any final payment will be made. Once performance measures are approved by the Committee for EICP awards, the Committee generally does not modify the measures. However, if major unforeseen changes in economic and environmental conditions or other significant factors beyond the control of management substantially affected management’s ability to achieve the specified performance targets, the Committee, in consultation with the chief executive officer, may modify the performance targets. Such modifications will only be considered in years of unusually adverse or favorable external conditions.

Payments are based upon achievement relative to established annual performance measures. The target incentive awards were established based upon the officers’ positions and base salaries as follows:

Name	Position	2014 Annual Incentive Target (as % of Base Salary)
David L. Goodin	President and Chief Executive Officer of the Company	150
Doran N. Schwartz	Vice President and Chief Financial Officer of the Company	50
J. Kent Wells	Vice Chairman of the Company and President and Chief Executive Officer of Exploration and Production segment	125
Steven L. Bietz	President and Chief Executive Officer of Pipeline and Energy Services segment	65
Jeffrey S. Thiede	President and Chief Executive Officer of Construction Services segment	85
Paul K. Sandness	General Counsel and Secretary of the Company	60

Payment will range (i) from zero to 200% of the target for Messrs. Bietz and Wells, (ii) from zero to approximately 207% of the target for Messrs. Goodin, Schwartz and Sandness and (iii) from zero to 237.5% of the target for Mr. Thiede based upon achievement of the performance measures. The 2014 performance measures and goal weightings for Messrs. Bietz, Wells and Thiede are:

Name	Business Segment	Business Segment Goal Weighting			Company Goal Weighting
		Budgeted Allocated EPS (%)	Budgeted ROIC (%)	Earnings (%)	EPS (%)
Steven L. Bietz	Pipeline and Energy Services	37.5	37.5	–	25
J. Kent Wells	Exploration and Production	–	–	75	25
Jeffrey S. Thiede	Construction Services	–	–	75	25

Company EPS will be adjusted to (i) reflect earnings, as adjusted, at the exploration and production segment, as discussed below, and (ii) exclude the effects on earnings at the Company level of intersegment eliminations. Intersegment eliminations are intercompany balances and transactions that will be eliminated in consolidation (to be reported in the notes to the Company’s financial statements for the fiscal year ending December 31, 2014), except for certain transactions related to the Company’s regulated operations in accordance with GAAP.

The 2014 award opportunity available to Mr. Bietz is:

Pipeline and Energy Services’ 2014 ROIC results as a % of 2014 target (weighted 37.5%)	Corresponding payment of annual incentive target based on ROIC	Pipeline and Energy Services’ 2014 EPS results as a % of 2014 target (weighted 37.5%)	Corresponding payment of annual incentive target based on EPS	Company 2014 EPS results as a % of 2014 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 85%	0%	Less than 85%	0%	Less than 85%	0%
85%	25%	85%	25%	85%	25%
90%	50%	90%	50%	90%	50%
95%	75%	95%	75%	95%	75%
100%	100%	100%	100%	100%	100%
103%	120%	103%	120%	103%	120%
106%	140%	106%	140%	106%	140%
109%	160%	109%	160%	109%	160%
112%	180%	112%	180%	112%	180%
115%	200%	115%	200%	115%	200%

The pipeline and energy services segment also has five goals relating to the pipeline and energy services segment’s safety results, and each goal that is not met will reduce Mr. Bietz’s annual incentive award payment by 1%.

The 2014 award opportunity available to Mr. Wells is:

Exploration and Production’s 2014 earnings* results as a % of 2014 target (weighted 75%)	Corresponding payment of annual incentive target based on earnings	Company 2014 EPS results as a % of 2014 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 85%	0%	Less than 85%	0%
85%	25%	85%	25%
90%	50%	90%	50%
95%	75%	95%	75%
100%	100%	100%	100%
103%	120%	103%	120%
106%	140%	106%	140%
109%	160%	109%	160%
112%	180%	112%	180%
115%	200%	115%	200%
* Earnings is defined as GAAP earnings reported for the exploration and production segment, adjusted to exclude the (i) effect on earnings of any noncash write-downs of oil and natural gas properties due to ceiling test impairment charges and any associated earnings benefit resulting from lower depletion, depreciation and amortization expenses and (ii) the effect on earnings of any noncash gains and losses that result from (x) ineffectiveness in hedge accounting or (y) derivatives that no longer qualify for hedge accounting treatment.

The 2014 award opportunity for Mr. Thiede is:

Construction Services' 2014 earnings* results as a % of 2014 target (weighted 75%)	Corresponding payment of annual incentive target based on earnings	Company 2014 EPS results as a % of 2014 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 70%	0%	Less than 85%	0%
70%	70%	85%	25%
100%	100%	90%	50%
116%	130%	95%	75%
130%	160%	100%	100%
144%	190%	103%	120%
157%	220%	106%	140%
171%	250%	109%	160%
		112%	180%
		115%	200%
* Earnings is defined as GAAP earnings reported for the construction services segment.

The 2014 award opportunity available to the leader of the electric and natural gas distribution (utility) segment is:

Electric and Natural Gas Distribution’s 2014 ROIC results as a % of 2014 target (weighted 37.5%)	Corresponding payment of annual incentive target based on ROIC	Electric and Natural Gas Distribution’s 2014 EPS results as a % of 2014 target (weighted 37.5%)	Corresponding payment of annual incentive target based on EPS	Company 2014 EPS results as a % of 2014 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 85%	0%	Less than 85%	0%	Less than 85%	0%
85%	25%	85%	25%	85%	25%
90%	50%	90%	50%	90%	50%
95%	75%	95%	75%	95%	75%
100%	100%	100%	100%	100%	100%
103%	120%	103%	120%	103%	120%
106%	140%	106%	140%	106%	140%
109%	160%	109%	160%	109%	160%
112%	180%	112%	180%	112%	180%
115%	200%	115%	200%	115%	200%

The 2014 award opportunity available to the leader of the construction materials and contracting segment is:

Construction Materials and Contracting’s 2014 ROIC results as a % of 2014 target (weighted 37.5%)	Corresponding payment of annual incentive target based on ROIC	Construction Materials and Contracting’s 2014 EPS results as a % of 2014 target (weighted 37.5%)	Corresponding payment of annual incentive target based on EPS	Company 2014 EPS results as a % of 2014 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 70%	0%	Less than 70%	0%	Less than 85%	0%
70%	25%	70%	25%	85%	25%
75%	37.5%	75%	37.5%	90%	50%
80%	50%	80%	50%	95%	75%
85%	62.5%	85%	62.5%	100%	100%
90%	75%	90%	75%	103%	120%
95%	87.5%	95%	87.5%	106%	140%
100%	100%	100%	100%	109%	160%
108%	120%	103%	120%	112%	180%
115%	140%	106%	140%	115%	200%
123%	160%	109%	160%
131%	180%	112%	180%
138%	200%	115%	200%

The amount of annual incentive award earned, if any, for executives at the MDU Resources Group level, including Messrs. Goodin, Schwartz and Sandness, will be determined based on the following formula:

Annual Incentive Award Earned = Payout Percentage X Target Award

The payout percentage will be the sum of the products that result from multiplying (x) the percentage of annual incentive target achieved based on the award opportunity of the person who is the business segment leader on the date of grant by (y) the business segment’s percentage of average invested capital. The business segments are (i) construction services, (ii) construction materials and contracting, (iii) exploration and production, (iv) pipeline and energy services and (v) electric and natural gas distribution (utility).

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	MDU Resources Group, Inc. 2014 Annual Incentive Award Opportunity Chart
10.2	Form of Annual Incentive Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2014

MDU RESOURCES GROUP, INC.

By:	/s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	MDU Resources Group, Inc. 2014 Annual Incentive Award Opportunity Chart
10.2	Form of Annual Incentive Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 12, 2014